EXHIBIT 10.10
LEASE AGREEMENT

TO OUR VALUED CUSTOMER: This Lease has been written in "Plain English". When we use the words you and your in this Lease, we mean you, our customer, which is the Lessee indicated below. When we use the words we, us and our in this Lease, we mean Lessor, Newcourt Communications Finance Corporation. Our address is 2 Gatehall Drive, Parsippany, New Jersey 07054. Phone 1-800-527-9876.


CUSTOMER          Lessee Name:                                                                              Tax ID #
INFORMATION       ION NETWORKS, INC.                                                                        22-2413505
------------------------------------------------------------------------------------------------------------------------------------
                  Billing Street Address/City/County/State/Zip                  Phone No.                   Lease #
                  21 Meridian Road, Edison, NJ 08820                            (732) 494-4440              X311220
------------------------------------------------------------------------------------------------------------------------------------
                  Equipment Location Street Address/City/State/Zip              Phone No.                   Schedule #
                  48834 Kato Road, Fremont, CA 94538                            (    )                      00010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Tax Exempt #
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIER          Supplier Name ("Supplier")                                                                Phone No.
INFORMATION       LUCENT TECHNOLOGIES INC.                                                                  (908) 463-2200
------------------------------------------------------------------------------------------------------------------------------------
                  Street Address/City/State/Zip
                  371 Hoes Lane, Piscataway, NJ 08864
------------------------------------------------------------------------------------------------------------------------------------
END OF            (Check one applicable box.  If no box is checked, the Fair                                                 Plus
LEASE              Market Value Purchase Option will apply.)                                                              Applicable
                  [ ]Fair Market Value Purchase Option                                                                       Taxes
PURCHASE          [X]Fixed Price Purchase Option of $1.00
OPTION            [ ]Fixed Price Purchase Option of 0.0% of the Total Cash Price
------------------------------------------------------------------------------------------------------------------------------------
TERM AND          Lease Term (Months)   Lease Payment    Documentation          You agree to pay at the time you sign         Plus
LEASE             60                    $375.84          Fee                    this Lease: 1 Mos. $375.84 Total Advance  Applicable
PAYMENT                                                                         Lease Payment. If more than one Lease        Taxes
SCHEDULE                                                                        Payment is required in advance, the
                                                                                additional amount will be applied at
                                                                                the end of the original term.
------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT         Quantity              Make/Model
DESCRIPTION       1                     MERLIN LEGEND
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE &    You are required to provide and maintain insurance related to the
TAXES          Equipment, and to pay any property, use and other taxes related to this Lease or the Equipment (See Sections 4 and 6 of this
               Lease.) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption.
--------------------------------------------------------------------------------
TERMS & CONDITONS    1. LEASE; DELIVERY AND ACCEPTANCE. You agree to lease the
equipment described above (collectively, "Equipment") on the terms and conditions of this lease agreement ("Lease"). If you have entered into any purchase or supply contract ("Supply Contract") with any Supplier, you assign to us your rights under such Supply Contract, but none of your obligations (other than the obligation to pay for the equipment if it is accepted by you as stated below and you timely deliver to us such documents and assurances as we request). If you have not entered into a Supply Contract, you authorize us to enter into a Supply Contract on your behalf. You will arrange for the delivery of the Equipment to you. When you receive the Equipment, you agree to inspect it to determine if it is in good working order. This Lease will begin on the date when the Equipment is delivered to you and the Equipment will be deemed irrevocably accepted by you upon: a) the delivery to us of a signed Delivery and Acceptance Certificate (if requested by us); or b) 10 days after delivery of the Equipment to you if previously you have not given written notice to us of your non-acceptance. The first Lease Payment is due on or before the date the Equipment is delivered to you. The remaining Lease Payments will be due on the day of each subsequent month (or such other time period specified above) designated by us. You will make all payments required under this Lease to us at such address as we may specify in writing.. You authorize us to adjust the Lease Payment if the Total Cash Price (which is all amounts we have paid in connection with the purchase, delivery and installation of the Equipment, including any upgrade and buyout amounts) differs from the estimated Total Cash Price, specified by you (or on your behalf by the Supplier) in the credit application submitted to us. However, if the Total Cash Price exceeds the amount approved by us, we will not be obligated to purchase or lease the Equipment. If any Lease Payment or other amount payable to us is not paid within 10 days of its due date, you will pay us a late charge equal to the greater of (i) 5% of each late payment or (ii) $5.00 for each late payment (or such lesser amount as is the maximum amount allowable under applicable law).

2. NO  WARRANTIES.  We are leasing the Equipment to you "AS-IS". YOU
ACKNOWLEDGE THAT WE DO NOT MANUFACTURE THE EQUIPMENT, WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE EQUIPMENT AND THE SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE, WE ARE NOT RESPONSIBLE FOR AND YOU WILL NOT ASSERT ANY CLAIM AGAINST US FOR ANY DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT. YOU AGREE THAT NEITHER THE SUPPLIER NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF THE SUPPLIER IS OUR AGENT OR HAS ANY AUTHORITY TO SPEAK FOR US OR TO BIND US IN ANY WAY. We transfer to you for the term of this Lease any warranties made by the manufacturer or the Supplier under a Supply Contract. (NOTE: Sections 3 through 16 of the Lease are on page 2.)
--------------------------------------------------------------------------------
BY SIGNING THIS LEASE: (i) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND ALL OF THE TERMS AND CONDITIONS OF THIS LEASE, WHICH IS DOCUMENTED ON OUR FORM LTPF-LA 8/98, (ii) YOU AGREE THAT IF A COPY OF THIS LEASE IS SIGNED BY YOU AND THE FRONT OF THE COPY IS DELIVERED TO US BY A FACSIMILE TRANSMISSION OR OTHERWISE, TO THE EXTENT ANY PROVISIONS ARE MISSING OR ILLEGIBLE OR CHANGED (AND NOT INITIALED BY BOTH YOU AND US), THE TERMS AND CONDITIONS OF OUR FORM LTPF-LA 8/98 IN USE ON THE DATE WE RECEIVE THE COPY SIGNED BY YOU WILL BE THE TERMS AND CONDITIONS OF THE LEASE, (iii) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE, AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (iv) YOU AGREE THAT YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES, (v) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN
SECTION 7 OF THIS LEASE, (vi) YOU CONFIRM THAT YOU HAVE DECIDED TO ENTER INTO THIS LEASE RATHER THAN PURCHASE THE EQUIPMENT FOR THE LOWER TOTAL CASH PRICE, AND (vii) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE. YOU AND WE EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.


ION NETWORKS, INC.                   NEWCOURT COMMUNICATIONS FINANCE CORPORATION
(Lessee)                             (Lessor)
X                                    X
  --------------------------------      -------------------------------
  Authorized Signature                  Authorized Signature

  --------------------------------      -------------------------------
  Print Name and Title        Date      Print Name and Title       Date

LEASE AGREEMENT - LTPF-LA 8/98

3. EQUIPMENT LOCATION; USE AND REPAIR; RETURN. You will keep and use the Equipment only at the Equipment Location shown on Page 1 of this Lease. You may not move the Equipment without our prior consent . At your own cost and expense, you will keep the Equipment eligible for any manufacturer's certification, in compliance with all applicable laws and in good repair, condition and working order, except for ordinary wear and tear. You will not make any alterations or replacements to the Equipment without our prior written consent. All alterations, additions and replacements will become part of the Equipment and our property at no cost or expense to us. We may inspect the Equipment at any reasonable time. Unless this Lease is renewed or you purchase the Equipment in accordance with this Lease, at the end of this Lease you will immediately deliver the Equipment to us in as good condition as when you received it, except for ordinary wear and tear, to any place in the United States that we tell you. You will pay all expenses of deinstalling, crating and shipping, and you will insure the Equipment for its full replacement value during shipping.
4. TAXES AND FEES. You will pay when due, either directly or to us upon our demand, all taxes, fines and penalties relating to this Lease or the Equipment that are now or in the future assessed or levied by any state, local or other government authority. We will file all personal property, use or other tax return (unless we notify you otherwise in writing) and you agree to pay us a fee for making such filings. We do not have to contest any taxes, fines or penalties. You will pay estimated property taxes with each Lease Payment or annually, as involved.
5. LOSS OR DAMAGE. As between you and us, you are responsible for any loss, theft or destruction of, or damage to, Equipment (collectively "Loss") from any and all causes at all, whether or not insured, until it is delivered to us at the end of the Lease. You are required to make all Lease Payments even if there is a loss. You must notify us in writing immediately of any Loss. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us the amounts specified in Section 9(b) below.
6. INSURANCE. You will provide and maintain at your expense (a) property insurance against the loss, theft or destruction of, or damage to, the Equipment for its full replacement value, naming us as loss payee, and (b) public utility and third party property insurance, naming us as an additional insured. You will give us certificates or other evidence of such insurance when requested. Such insurance will be in a form, amount and with companies acceptable to us, and will provide that we will be given 30 days advance notice of any cancellation of material change of such insurance. If you do not give us evidence of insurance acceptable to us, we have the right, but not the obligation, to obtain insurance covering our interest in the Equipment for the term of this Lease, including any renewals or extensions, from an insurer (collectively, "Insurance Charge") to the amount due from you under this Lease. You will pay the Insurance Charge in equal installments allocated to the remaining Lease Payments. If we purchase insurance, you will cooperate with our insurance agent with respect to the placement of insurance and the processing of claims. Nothing in this Lease will create and insurance relationship of any type between us and any other person. You acknowledge that we are not required to secure or maintain any insurance, and we will no be liable to you if we terminate any insurance coverage that we arrange. If we replace or renew any insurance coverage, we are not obligated to provide replacement or renewal coverage under the same terms, costs, limits, or conditions as the previous coverage.
7. TITLE; RECORDING. We are the owner of and will hold title to the Equipment. You will keep the Equipment free of all liens and encumbrances. Unless the Purchase Option is $1.00, you agree that this transaction is a true lease.. However, if this transaction is deemed to be a lease intended for security, you grant us a purchase money security interest in the Equipment (including any replacements, substitutions, additions, attachments and proceeds). You will deliver to us signed financing statements or other documents we request to protect out interest in the Equipment. YOU AUTHORIZE US TO FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT AND APPOINT US OR DESIGNEE AS YOUR ATTORNEY-IN-FACT TO EXECUTE AND FILE ON YOUR BEHALF, FINANCING STATEMENTS COVERING THE EQUIPMENT.

8. DEFAULT. Each of the following is s "Default" under this Lease: (a) you fail to pay any Lease Payment or any other payment within 10 days of its due date; (b) you do not perform any of your other obligations under this Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, or you assign your assets for the benefit of your creditors, or enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding, or (d) any guarantor of this Lease dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (c) above.
9. REMEDIES. If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate this Lease or any and all other agreement that we have entered into with you or withdraw any offer of credit; (b) we may require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the present value of all unpaid Lease Payments for the remainder of the term plus the present value of our anticipated residual interest in the Equipment, each discounted at 5% per year, compounded monthly, plus (ii) all other amounts due or that become due under this Lease: (c) we may require you to deliver the Equipment to us as set forth in Section 3; (d) we or our agent may peacefully repossess the Equipment without court order and you will not make any claims against us for damages or trespass or any other reason; and (e) we may exercise any other right or remedy available at law or in equity. You agree to pay all our costs of enforcing our rights against you under, including reasonable attorneys' fees. If we take possession of the Equipment, we may sell or otherwise dispose of it with or without notice, at a public or a private sale, and apply the net proceeds (after we have deducted all costs related to the sale or disposition of the Equipment) to the amounts that you owe us. You agree that if notice of sale is required by law to be given, 10 days' notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.
10. FINANCE LEASE STATUS. You agree that if Article 2A-Leases of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as that term is defined in Article 2A. By signing this Lease, you agree that either (a) you have reviewed, approved, and received, a copy of the Supply Contract or (b) that we have informed you of the identity of the Supplier, that you may have rights under Supply Contract, and that you may contact the Supplier for a description of those rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A.
11. ASSIGNMENT. YOU MAY NOT ASSIGN, SELL, TRANSFER OR SUBLEASE THE EQUIPMENT OR YOUR INTEREST N THIS LEASE. We may, without notifying you, sell, assign, or transfer this Lease or our rights in this Equipment. You agree that the new owner will have the same rights and benefits that we now have under this Lease but not our obligations. The rights of the new owner will not be subject to any claim, defense or set off that ou may have against us.
12. PURCHASE OPTION; AUTOMATIC RENEWAL. If no default exists under this Lease, you will have the option at the end of the original or any renewal terms to purchase all (but not less than all) of the Equipment at the Purchase Option price shown on Page 1 of this Lease, plus any applicable taxes. Unless the Purchase Option Price is $1.00, you must give us at least 30 days written notice before the end of the original term that you will purchase the Equipment or that you will deliver the Equipment to us. If you do not give us such written notice or if you do not purchase or deliver the Equipment in accordance with the terms and conditions of this Lease, this Lease will automatically renew for an additional 12 month renewal term and thereafter renew for successive one month terms until you deliver the Equipment to us. During such renewal(s) the Lease Payment will remain the same. We may cancel an automatic renewal term by sending you written notice 10 days prior to such renewal term. If Fair Market Value Purchase Price Option has been selected, we will use our reasonable judgment to determine the Equipment's fair market value. If you do not agree with our determination of the Equipment's fair market value, the fair market value (on a retail basis) will be determined at your expense by an independent appraiser selected by us. Upon payment of the Purchase Option price, we will transfer our interest in the Equipment to you "AS IS, WHERE IS" without any representation or warranty whatsoever and this Lease will terminate.

13. INDEMNIFICATION. You are responsible for any losses, damages, penalties, claims, suits and actions (collectively "Claims"), whether based on a theory of strict liability or otherwise caused by or related to (a) the manufacture, installation, ownership, use, lease, possession, or delivery of the Equipment, or (b) any defects in the Equipment. You agree to reimburse us for, and if we request to defend against, any Claims.
14.  CREDIT INFORMATION. YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO
OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. ON YOUR WRITTEN REQUEST, WE WILL INFORM YOU WHETHER WE HAVE REQUESTED A CONSUMER CREDIT REPORT AND THE NAME AND ADDRESS OF ANY CONSUMER CREDIT REPORTING AGENCY THAT FURNISHED A REPORT. YOU ACKNOWLEDGE THAT WITHOUT FURTHER NOTICE WE MAY USE OR REQUEST ADDITIONAL CREDIT BUREAU REPORTS TO UPDATE OUR INFORMATION SO LONG AS YOU OBLIGATIONS TO US ARE OUTSTANDING.
15. LEASING ADDITIONAL EQUIPMENT. You may request us to lease additional equipment ("Additional Equipment") to you by sending a purchase order or by contacting us or the Supplier by telephone or in writing. If we agree to Lease such Additional Equipment to you, we will signify our agreement by preparing and sending to you a writing ("Additional Lease") describing the Additional Equipment and specifying the amount and frequency of the Lease Payments, the Lease Term, the Purchase Option and such other terms and conditions that apply to each such lease. YOU AGREE THAT IF WE DO NOT RECEIVE A WRITTEN OBJECTION TO THE ADDITIONAL LEASE FROM YOU WITHIN 10 DAYS AFTER THE DATE OF THE ADDITIONAL LEASE, SUCH ADDITIONAL LEASE SHALL BE GOVERNED BY ALL OF THE TERMS AND CONDITIONS OF THIS LEASE.
16. MISCELLANEOUS. You agree that the terms and conditions contained in this Lease make up the entire agreement between you and us regarding the lease of the Equipment. This Lease is not binding on us until we sign it. Any change in any of the terms and conditions of this Lease must be signed in writing by us. You agree, however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. If we delay or fail to enforce any of our rights under this Lease, we will still be entitled to enforce those rights at a later time. All notices shall be given in writing by the party sending the notice and shall be effective when deposited in the U.S. Mail, addressed to the party receiving the notice at its address shown on Page 1 of this Lease (or to any other address specified by that party in writing) with first class postage prepaid. All of our rights and indemnities will survive the termination of this Lease. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law, and any such excess payment will be applied to Lease Payments in inverse order of maturity, and any remaining excess will be refunded to you. If you do not perform any of your obligations under this Lease, we have the right, but not the obligation, to take any action or pay any amounts that we believe are necessary to protect our interests. You agree to reimburse us immediately upon our demand for any such amounts that we pay. IF A SIGNED COPY OF THIS LEASE IS DELIVERED TO US BY FACSIMILE TRANSMISSION, IT WILL BE BINDING ON YOU. HOWEVER, WE WILL NOT BE BOUND BY THIS LEASE UNTIL WE ACCEPT IT MANUALLY BY SIGNING IT OR BY PURCHASING THE EQUIPMENT SUBJECT TO THE LEASE, WHICHEVER OCCURS FIRST. YOU WAIVE NOTICE OF OUR ACCEPTANCE AND WAIVE YOUR RIGHT TO RECEIVE A COPY OF THE ACCEPTED LEASE. YOU AGREE, THAT, NOTWITHSTANDING ANY RULE OF EVIDENCE TO THE CONTRARY, IN ANY HEARING, TRIAL OR PROCESSING OF ANY SUCH KIND WITH RESPECT TO THIS LEASE, WE MAY PRODUCE A COPY OF THE LEASE, WE MAY PRODUCE A COPY OF THE LEASE TRANSMITTED TO US BY FACSIMILE TRANSMISSION THAT HAS BEEN MANUALLY SIGNED BY US AND SUCH SIGNED COPY SHALL BE DEEMED TO BE THE ORIGINAL OF THIS LEASE. TO THE EXTENT (IF ANY) THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COPY OR COUNTERPART HEREOF EXCEPT THE COPY WITH OUR ORIGINAL SIGNATURE. IF YOU DELIVER THIS LEASE TO US BY FACSIMILE TRANSMISSION, YOU ACKNOWLEDGE THAT WE ARE RELYING ON YOUR REPRESENTATION THAT THIS LEASE HAS NOT BEEN CHANGED. If you are a tax-exempt entity as defined in Section 168(h)(2) of the Internal revenue Code and you have selected a Fair Market Value Purchase Option, the term of this Lease, including any renewals or extensions, will not exceed a total of 60 months. If more than one Lessee has signed this Lease, each of you agree that you liability is joint and several.

LEASE AGREEMENT

TO OUR VALUED CUSTOMER: This Lease has been written in "Plain English". When we use the words you and your in this Lease, we mean you, our customer, which is the Lessee indicated below. When we use the words we, us and our in this Lease, we mean Lessor, Newcourt Communications Finance Corporation. Our address is 2 Gatehall Drive, Parsippany, New Jersey 07054. Phone 1-800-527-9876.


CUSTOMER          Lessee Name:                                                                              Tax ID #
INFORMATION       ION NETWORKS, INC.                                                                        22-2413505
------------------------------------------------------------------------------------------------------------------------------------
                  Billing Street Address/City/County/State/Zip                  Phone No.                   Lease #
                  21 Meridian Road, Edison, NJ 08820                            (732) 494-4440              X311220
------------------------------------------------------------------------------------------------------------------------------------
                  Equipment Location Street Address/City/State/Zip              Phone No.                   Schedule #
                  48834 Kato Road, Fremont, CA 94538                            (    )                      00010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Tax Exempt #
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIER          Supplier Name ("Supplier")                                                                Phone No.
INFORMATION       LUCENT TECHNOLOGIES INC.                                                                  (908) 463-2200
------------------------------------------------------------------------------------------------------------------------------------
                  Street Address/City/State/Zip
                  371 Hoes Lane, Piscataway, NJ 08864
------------------------------------------------------------------------------------------------------------------------------------
END OF            (Check one applicable box.  If no box is checked, the Fair                                                 Plus
LEASE              Market Value Purchase Option will apply.)                                                              Applicable
                  [ ]Fair Market Value Purchase Option                                                                       Taxes
PURCHASE          [X]Fixed Price Purchase Option of $1.00
OPTION            [ ]Fixed Price Purchase Option of 0.0% of the Total Cash Price
------------------------------------------------------------------------------------------------------------------------------------
TERM AND          Lease Term (Months)   Lease Payment    Documentation          You agree to pay at the time you sign         Plus
LEASE             60                    $375.84          Fee                    this Lease: 1 Mos. $375.84 Total Advance  Applicable
PAYMENT                                                                         Lease Payment. If more than one Lease        Taxes
SCHEDULE                                                                        Payment is required in advance, the
                                                                                additional amount will be applied at
                                                                                the end of the original term.
------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT         Quantity              Make/Model
DESCRIPTION       1                     DEFINITY G3SI
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE &    You are required to provide and maintain insurance related to the
TAXES          Equipment, and to pay any property, use and other taxes related to this Lease or the Equipment (See Sections 4 and 6 of this
               Lease.) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption.
--------------------------------------------------------------------------------
TERMS & CONDITONS    1. LEASE; DELIVERY AND ACCEPTANCE. You agree to lease the
equipment described above (collectively, "Equipment") on the terms and conditions of this lease agreement ("Lease"). If you have entered into any purchase or supply contract ("Supply Contract") with any Supplier, you assign to us your rights under such Supply Contract, but none of your obligations (other than the obligation to pay for the equipment if it is accepted by you as stated below and you timely deliver to us such documents and assurances as we request). If you have not entered into a Supply Contract, you authorize us to enter into a Supply Contract on your behalf. You will arrange for the delivery of the Equipment to you. When you receive the Equipment, you agree to inspect it to determine if it is in good working order. This Lease will begin on the date when the Equipment is delivered to you and the Equipment will be deemed irrevocably accepted by you upon: a) the delivery to us of a signed Delivery and Acceptance Certificate (if requested by us); or b) 10 days after delivery of the Equipment to you if previously you have not given written notice to us of your non-acceptance. The first Lease Payment is due on or before the date the Equipment is delivered to you. The remaining Lease Payments will be due on the day of each subsequent month (or such other time period specified above) designated by us. You will make all payments required under this Lease to us at such address as we may specify in writing.. You authorize us to adjust the Lease Payment if the Total Cash Price (which is all amounts we have paid in connection with the purchase, delivery and installation of the Equipment, including any upgrade and buyout amounts) differs from the estimated Total Cash Price, specified by you (or on your behalf by the Supplier) in the credit application submitted to us. However, if the Total Cash Price exceeds the amount approved by us, we will not be obligated to purchase or lease the Equipment. If any Lease Payment or other amount payable to us is not paid within 10 days of its due date, you will pay us a late charge equal to the greater of (i) 5% of each late payment or (ii) $5.00 for each late payment (or such lesser amount as is the maximum amount allowable under applicable law).

2. NO  WARRANTIES.  We are leasing the Equipment to you "AS-IS". YOU
ACKNOWLEDGE THAT WE DO NOT MANUFACTURE THE EQUIPMENT, WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE EQUIPMENT AND THE SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE, WE ARE NOT RESPONSIBLE FOR AND YOU WILL NOT ASSERT ANY CLAIM AGAINST US FOR ANY DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT. YOU AGREE THAT NEITHER THE SUPPLIER NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF THE SUPPLIER IS OUR AGENT OR HAS ANY AUTHORITY TO SPEAK FOR US OR TO BIND US IN ANY WAY. We transfer to you for the term of this Lease any warranties made by the manufacturer or the Supplier under a Supply Contract. (NOTE: Sections 3 through 16 of the Lease are on page 2.)
--------------------------------------------------------------------------------
BY SIGNING THIS LEASE: (i) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND ALL OF THE TERMS AND CONDITIONS OF THIS LEASE, WHICH IS DOCUMENTED ON OUR FORM LTPF-LA 8/98, (ii) YOU AGREE THAT IF A COPY OF THIS LEASE IS SIGNED BY YOU AND THE FRONT OF THE COPY IS DELIVERED TO US BY A FACSIMILE TRANSMISSION OR OTHERWISE, TO THE EXTENT ANY PROVISIONS ARE MISSING OR ILLEGIBLE OR CHANGED (AND NOT INITIALED BY BOTH YOU AND US), THE TERMS AND CONDITIONS OF OUR FORM LTPF-LA 8/98 IN USE ON THE DATE WE RECEIVE THE COPY SIGNED BY YOU WILL BE THE TERMS AND CONDITIONS OF THE LEASE, (iii) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE, AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (iv) YOU AGREE THAT YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES, (v) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN
SECTION 7 OF THIS LEASE, (vi) YOU CONFIRM THAT YOU HAVE DECIDED TO ENTER INTO THIS LEASE RATHER THAN PURCHASE THE EQUIPMENT FOR THE LOWER TOTAL CASH PRICE, AND (vii) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE. YOU AND WE EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.


ION NETWORKS, INC.                   NEWCOURT COMMUNICATIONS FINANCE CORPORATION
(Lessee)                             (Lessor)
X                                    X
  --------------------------------      -------------------------------
  Authorized Signature                  Authorized Signature

  --------------------------------      -------------------------------
  Print Name and Title        Date      Print Name and Title       Date

LEASE AGREEMENT - LTPF-LA 8/98

3. EQUIPMENT LOCATION; USE AND REPAIR; RETURN. You will keep and use the Equipment only at the Equipment Location shown on Page 1 of this Lease. You may not move the Equipment without our prior consent . At your own cost and expense, you will keep the Equipment eligible for any manufacturer's certification, in compliance with all applicable laws and in good repair, condition and working order, except for ordinary wear and tear. You will not make any alterations or replacements to the Equipment without our prior written consent. All alterations, additions and replacements will become part of the Equipment and our property at no cost or expense to us. We may inspect the Equipment at any reasonable time. Unless this Lease is renewed or you purchase the Equipment in accordance with this Lease, at the end of this Lease you will immediately deliver the Equipment to us in as good condition as when you received it, except for ordinary wear and tear, to any place in the United States that we tell you. You will pay all expenses of deinstalling, crating and shipping, and you will insure the Equipment for its full replacement value during shipping.
4. TAXES AND FEES. You will pay when due, either directly or to us upon our demand, all taxes, fines and penalties relating to this Lease or the Equipment that are now or in the future assessed or levied by any state, local or other government authority. We will file all personal property, use or other tax return (unless we notify you otherwise in writing) and you agree to pay us a fee for making such filings. We do not have to contest any taxes, fines or penalties. You will pay estimated property taxes with each Lease Payment or annually, as involved.
5. LOSS OR DAMAGE. As between you and us, you are responsible for any loss, theft or destruction of, or damage to, Equipment (collectively "Loss") from any and all causes at all, whether or not insured, until it is delivered to us at the end of the Lease. You are required to make all Lease Payments even if there is a loss. You must notify us in writing immediately of any Loss. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us the amounts specified in Section 9(b) below.
6. INSURANCE. You will provide and maintain at your expense (a) property insurance against the loss, theft or destruction of, or damage to, the Equipment for its full replacement value, naming us as loss payee, and (b) public utility and third party property insurance, naming us as an additional insured. You will give us certificates or other evidence of such insurance when requested. Such insurance will be in a form, amount and with companies acceptable to us, and will provide that we will be given 30 days advance notice of any cancellation of material change of such insurance. If you do not give us evidence of insurance acceptable to us, we have the right, but not the obligation, to obtain insurance covering our interest in the Equipment for the term of this Lease, including any renewals or extensions, from an insurer (collectively, "Insurance Charge") to the amount due from you under this Lease. You will pay the Insurance Charge in equal installments allocated to the remaining Lease Payments. If we purchase insurance, you will cooperate with our insurance agent with respect to the placement of insurance and the processing of claims. Nothing in this Lease will create and insurance relationship of any type between us and any other person. You acknowledge that we are not required to secure or maintain any insurance, and we will no be liable to you if we terminate any insurance coverage that we arrange. If we replace or renew any insurance coverage, we are not obligated to provide replacement or renewal coverage under the same terms, costs, limits, or conditions as the previous coverage.
7. TITLE; RECORDING. We are the owner of and will hold title to the Equipment. You will keep the Equipment free of all liens and encumbrances. Unless the Purchase Option is $1.00, you agree that this transaction is a true lease.. However, if this transaction is deemed to be a lease intended for security, you grant us a purchase money security interest in the Equipment (including any replacements, substitutions, additions, attachments and proceeds). You will deliver to us signed financing statements or other documents we request to protect out interest in the Equipment. YOU AUTHORIZE US TO FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT AND APPOINT US OR DESIGNEE AS YOUR ATTORNEY-IN-FACT TO EXECUTE AND FILE ON YOUR BEHALF, FINANCING STATEMENTS COVERING THE EQUIPMENT.

8. DEFAULT. Each of the following is s "Default" under this Lease: (a) you fail to pay any Lease Payment or any other payment within 10 days of its due date; (b) you do not perform any of your other obligations under this Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, or you assign your assets for the benefit of your creditors, or enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding, or (d) any guarantor of this Lease dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (c) above.
9. REMEDIES. If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate this Lease or any and all other agreement that we have entered into with you or withdraw any offer of credit; (b) we may require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the present value of all unpaid Lease Payments for the remainder of the term plus the present value of our anticipated residual interest in the Equipment, each discounted at 5% per year, compounded monthly, plus (ii) all other amounts due or that become due under this Lease: (c) we may require you to deliver the Equipment to us as set forth in Section 3; (d) we or our agent may peacefully repossess the Equipment without court order and you will not make any claims against us for damages or trespass or any other reason; and (e) we may exercise any other right or remedy available at law or in equity. You agree to pay all our costs of enforcing our rights against you under, including reasonable attorneys' fees. If we take possession of the Equipment, we may sell or otherwise dispose of it with or without notice, at a public or a private sale, and apply the net proceeds (after we have deducted all costs related to the sale or disposition of the Equipment) to the amounts that you owe us. You agree that if notice of sale is required by law to be given, 10 days' notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.
10. FINANCE LEASE STATUS. You agree that if Article 2A-Leases of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as that term is defined in Article 2A. By signing this Lease, you agree that either (a) you have reviewed, approved, and received, a copy of the Supply Contract or (b) that we have informed you of the identity of the Supplier, that you may have rights under Supply Contract, and that you may contact the Supplier for a description of those rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A.
11. ASSIGNMENT. YOU MAY NOT ASSIGN, SELL, TRANSFER OR SUBLEASE THE EQUIPMENT OR YOUR INTEREST N THIS LEASE. We may, without notifying you, sell, assign, or transfer this Lease or our rights in this Equipment. You agree that the new owner will have the same rights and benefits that we now have under this Lease but not our obligations. The rights of the new owner will not be subject to any claim, defense or set off that ou may have against us.
12. PURCHASE OPTION; AUTOMATIC RENEWAL. If no default exists under this Lease, you will have the option at the end of the original or any renewal terms to purchase all (but not less than all) of the Equipment at the Purchase Option price shown on Page 1 of this Lease, plus any applicable taxes. Unless the Purchase Option Price is $1.00, you must give us at least 30 days written notice before the end of the original term that you will purchase the Equipment or that you will deliver the Equipment to us. If you do not give us such written notice or if you do not purchase or deliver the Equipment in accordance with the terms and conditions of this Lease, this Lease will automatically renew for an additional 12 month renewal term and thereafter renew for successive one month terms until you deliver the Equipment to us. During such renewal(s) the Lease Payment will remain the same. We may cancel an automatic renewal term by sending you written notice 10 days prior to such renewal term. If Fair Market Value Purchase Price Option has been selected, we will use our reasonable judgment to determine the Equipment's fair market value. If you do not agree with our determination of the Equipment's fair market value, the fair market value (on a retail basis) will be determined at your expense by an independent appraiser selected by us. Upon payment of the Purchase Option price, we will transfer our interest in the Equipment to you "AS IS, WHERE IS" without any representation or warranty whatsoever and this Lease will terminate.

13. INDEMNIFICATION. You are responsible for any losses, damages, penalties, claims, suits and actions (collectively "Claims"), whether based on a theory of strict liability or otherwise caused by or related to (a) the manufacture, installation, ownership, use, lease, possession, or delivery of the Equipment, or (b) any defects in the Equipment. You agree to reimburse us for, and if we request to defend against, any Claims.
14.  CREDIT INFORMATION. YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO
OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. ON YOUR WRITTEN REQUEST, WE WILL INFORM YOU WHETHER WE HAVE REQUESTED A CONSUMER CREDIT REPORT AND THE NAME AND ADDRESS OF ANY CONSUMER CREDIT REPORTING AGENCY THAT FURNISHED A REPORT. YOU ACKNOWLEDGE THAT WITHOUT FURTHER NOTICE WE MAY USE OR REQUEST ADDITIONAL CREDIT BUREAU REPORTS TO UPDATE OUR INFORMATION SO LONG AS YOU OBLIGATIONS TO US ARE OUTSTANDING.
15. LEASING ADDITIONAL EQUIPMENT. You may request us to lease additional equipment ("Additional Equipment") to you by sending a purchase order or by contacting us or the Supplier by telephone or in writing. If we agree to Lease such Additional Equipment to you, we will signify our agreement by preparing and sending to you a writing ("Additional Lease") describing the Additional Equipment and specifying the amount and frequency of the Lease Payments, the Lease Term, the Purchase Option and such other terms and conditions that apply to each such lease. YOU AGREE THAT IF WE DO NOT RECEIVE A WRITTEN OBJECTION TO THE ADDITIONAL LEASE FROM YOU WITHIN 10 DAYS AFTER THE DATE OF THE ADDITIONAL LEASE, SUCH ADDITIONAL LEASE SHALL BE GOVERNED BY ALL OF THE TERMS AND CONDITIONS OF THIS LEASE.
16. MISCELLANEOUS. You agree that the terms and conditions contained in this Lease make up the entire agreement between you and us regarding the lease of the Equipment. This Lease is not binding on us until we sign it. Any change in any of the terms and conditions of this Lease must be signed in writing by us. You agree, however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. If we delay or fail to enforce any of our rights under this Lease, we will still be entitled to enforce those rights at a later time. All notices shall be given in writing by the party sending the notice and shall be effective when deposited in the U.S. Mail, addressed to the party receiving the notice at its address shown on Page 1 of this Lease (or to any other address specified by that party in writing) with first class postage prepaid. All of our rights and indemnities will survive the termination of this Lease. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law, and any such excess payment will be applied to Lease Payments in inverse order of maturity, and any remaining excess will be refunded to you. If you do not perform any of your obligations under this Lease, we have the right, but not the obligation, to take any action or pay any amounts that we believe are necessary to protect our interests. You agree to reimburse us immediately upon our demand for any such amounts that we pay. IF A SIGNED COPY OF THIS LEASE IS DELIVERED TO US BY FACSIMILE TRANSMISSION, IT WILL BE BINDING ON YOU. HOWEVER, WE WILL NOT BE BOUND BY THIS LEASE UNTIL WE ACCEPT IT MANUALLY BY SIGNING IT OR BY PURCHASING THE EQUIPMENT SUBJECT TO THE LEASE, WHICHEVER OCCURS FIRST. YOU WAIVE NOTICE OF OUR ACCEPTANCE AND WAIVE YOUR RIGHT TO RECEIVE A COPY OF THE ACCEPTED LEASE. YOU AGREE, THAT, NOTWITHSTANDING ANY RULE OF EVIDENCE TO THE CONTRARY, IN ANY HEARING, TRIAL OR PROCESSING OF ANY SUCH KIND WITH RESPECT TO THIS LEASE, WE MAY PRODUCE A COPY OF THE LEASE, WE MAY PRODUCE A COPY OF THE LEASE TRANSMITTED TO US BY FACSIMILE TRANSMISSION THAT HAS BEEN MANUALLY SIGNED BY US AND SUCH SIGNED COPY SHALL BE DEEMED TO BE THE ORIGINAL OF THIS LEASE. TO THE EXTENT (IF ANY) THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COPY OR COUNTERPART HEREOF EXCEPT THE COPY WITH OUR ORIGINAL SIGNATURE. IF YOU DELIVER THIS LEASE TO US BY FACSIMILE TRANSMISSION, YOU ACKNOWLEDGE THAT WE ARE RELYING ON YOUR REPRESENTATION THAT THIS LEASE HAS NOT BEEN CHANGED. If you are a tax-exempt entity as defined in Section 168(h)(2) of the Internal revenue Code and you have selected a Fair Market Value Purchase Option, the term of this Lease, including any renewals or extensions, will not exceed a total of 60 months. If more than one Lessee has signed this Lease, each of you agree that you liability is joint and several.

                                                                         BCS-003
Lucent Technologies                                                       (8/98)

                               Equipment Agreement
--------------------------------------------------------------------------------
Customer Name                 |LUCENT TECHNOLOGIES INC. |Equipment Agreement No.
ION Networks                  |                         |BCS-3-
------------------------------|-------------------------|-----------------------
Billing Address               |Contact                  |Transaction Description
1551 Washington Avenue        |Dean DeStefano           |
------------------------------|-------------------------|
City         State  Zip Code  |Telephone No.            |
Piscataway    NJ     08854    |732-271-2978             |
------------------------------|-------------------------|-----------------------
Customer Indentification      |Branch Code              |Scheduled Instal./
023 722 3516                  |GBSBDX04                 |Deliv. Date
                              |                         |JULY 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Details
                                                   (See Legend Below)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Term      In     Post     Purchase
                                                           Length/   Warr.   Warr   Price/SPP                    Term
Product/Service       Price               Prod.  Wrn'ty    Trans.    Maint   Maint    Payment/  Installation  Plan/Monthly     SPP
  Description     Element Code   Qty.    Status   Length    Type     Type.   Type   License Fee    Charges       Charge       Charge
------------------------------------------------------------------------------------------------------------------------------------
715BCS TERM W       6950-ET7       1                                                 650.29         60.00
5MDW9030+HYB1       3204-DJS       1                                               4,088.07        392.00
DXS BLACK            32318         1                                                 713.79         40.00
302B1 CONSOLE       3274-10B       1                                               1,362.59        140.00
6408D+ D 80 S       3304-8SG      100                                             26,901.00      4,000.00
6416D+ D 16B        3306-16G       20                                              6,615.00        800.00
PRT SENS SFW        1272-CSE       2                                               5,191.20          0.00
R6S1 VAS RTU        1272-S16       1                                               9,409.05        550.00
ECS TELCOMTG        1272-TM3       1                                               1,265.67        200.00
  SAT CABLE H60     2725-18C       1                                                  13.85          6.00
3003VAUPS/208       2403-517       1                                               2,530.71        275.00
------------------------------------------------------------------------------------------------------------------------------------
LeaseFinancing Notice: Third-party lease/financing  Subtotals This Page
of Products acquired under this Agreement may       --------------------------------------------------------------------------------
require you to transfer your ownership of Prod-     Subtotal From ______
ucts to the lessor and you (the lessee) may only    Attached Page(s)
have the right to repurchase the products at the    --------------------------------------------------------------------------------
end of the lease term, e.g., for the product's
fair market value.
------------------------------------------------------------------------------------------------------------------------------------
Advance-Payment Schedule   Service Protection
    For Product                Plan (SPP)           Subtotals                     176,293.69    56,691.00
------------------------------------------------------------------------------------------------------------------------------------
             By Contract   ---- Duration in years
             Execution
$___________ Date          [ ] Monthly payment
                               Plan (Price shown
                               in SPP Charge
             Plus              column is a
                               recurring monthly
                               charge               Shipping Charge                              2,151.34
$___________ By Install/                            --------------------------------------------------------------------------------
             Deliv. Date   [ ]  Prepayment Plan     Service Charge
                                                    --------------------------------------------------------------------------------
                           $___ Prepayment Amount   Other Charges                 176,293.69    68,842.34
                                Due on invoice      --------------------------------------------------------------------------------
                                                    Credits                       (        )    (       )     (        )    (      )
                                                    --------------------------------------------------------------------------------
                                                    Grand Totals        Taxes
                                                                        Not
                                                                        Included
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL REMARKS/CONTRACTUAL PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------
LUCENT TECHNOLOGIES SERVICE PROTECTION PLAN: If you have initiated the box at the right, you are             CUSTOMER REP. INITIALS
acknowledging your selection of the Service Protection Plan (SPP) and any options specified above.
You also are acknowledging your receipt of the Lucent Technologies Service Protection Plan document reference on the back of this Agreement.
------------------------------------------------------------------------------------------------------------------------------------

                                       11


YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ AND UNDERSTAND EACH OF THE TERMS AND CONDITIONS ON THE FRONT AND REVERSE SIDE OF THIS
AGREEMENT INCLUDING THE LIMITED WARRANTY,  WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY.  THESE TERMS AND CONDITIONS WILL ALSO
APPLY TO ANY SUBSEQUENT ORDERS, ORAL OR WRITTEN, ACCEPTED BY LUCENT. YOUR SIGNATURE ALSO AUTHORIZED LUCENT TO REQUEST CREDIT
INFORMATION FROM ART CREDIT REPORTING AGENCY OR SOURCE, ACCEPTANCE BY LUCENT IS SUBJECT TO CREDIT APPROVAL.
------------------------------------------------------------------------------------------------------------------------------------
Customer
                                                                          Lucent Technologies Inc.
By: ______________________________________________                        Accepted By:______________________________________
   (Authorized Customer Representative's Sign(Date)

__________________________________________________                        __________________________________________________
(Typed or Printed Name)                                                   (Typed or Printed Name)

__________________________________________________                        __________________________________________________
(Title)                                                                   (Date)

__________________________________________________                        __________________________________________________
(Product Location Address)                                                (Lucent Address)

__________________________________________________                        __________________________________________________
(City)                      (State)          (Zip)                        (City)                      (State)          (Zip)

------------------------------------------------------------------------------------------------------------------------------------

Legend                                                Term Length/                   In Warranty/Term            Post Warranty
Product Status               Warranty Length          Transaction Type               Plan Maint. Type            Maint. Type
--------------               ---------------          ----------------               ----------------            -------------
K-Other                      A-One Year               J None                         F-Other                     A-SPP
N-Not Applicable             B-90 Days                K Other                        G-Business Day              C-Other
U-Used/Return/Remanufactured J-None                   L Software License             H-Around-the -Clock         D-Business Day
W-New                        K-Other                  N Not Applicable               J-None                      E-Around-The-Clock
                             N-Not Applicable         PUR Purchase                   N-Not Applicable            J-None
                             T-Two Year               MNT Post warranty Maint. only  W-SPP                       N-Not Applicable
                                                      001 Month To Month
------------------------------------------------------------------------------------------------------------------------------------
(C) 1996 Lucent Technologies                                                                                   Retention Requirement
                                                                                                                    Preparer - 6 yrs
                                                                                                    After Cancellation or Expiration

Distribute to: [ ]Part 1 (Original) [ ]Part 2 (Office Copy) [ ]Part 3 (Customer ______)  [ ]Part 4 (Customer Preliminary)

                                       12